Exhibit 10.2

Lock-up Agreement

October 23, 2017

Jefferies LLC

Leerink Partners LLC

BMO Capital Markets Corp.

As Representatives of the Several Underwriters

c/o	Jefferies LLC

520 Madison Avenue

New York, NY 10022

and

Leerink Partners LLC

One Federal Street, 37th Floor

Boston, MA 02110

and

BMO Capital Markets Corp.

3 Times Square, 25th Floor

New York, NY 10036

RE:	scPharmaceuticals Inc. (the “Company”)

Ladies & Gentlemen:

The undersigned is an owner of shares of common stock, par value $0.0001 per share, of the Company (“Shares”) or of securities convertible into or exchangeable or exercisable for Shares. The Company proposes to conduct a public offering of Shares (the “Offering”) for which Jefferies LLC, Leerink Partners LLC (together with Jefferies LLC, the “Lock-Up Party Banks”) and BMO Capital Markets Corp. will act as the representatives (together with the Lock-Up Party Banks, the “Representatives”) of the underwriters. The undersigned recognizes that the Offering will benefit each of the Company and the undersigned. The undersigned acknowledges that the underwriters are relying on the representations and agreements of the undersigned contained in this letter agreement in conducting the Offering and, at a subsequent date, in entering into an underwriting agreement (the “Underwriting Agreement”) and other underwriting arrangements with the Company with respect to the Offering.

Annex A sets forth definitions for capitalized terms used in this letter agreement that are not defined in the body of this agreement. Those definitions are a part of this agreement.

In consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees that, during the Lock-up Period, the undersigned will not (and will cause any Family Member not to), subject to the exceptions set forth in this letter agreement without the prior written consent of the Lock-Up Party Banks, who may withhold their consent in their sole discretion:

•	Sell or Offer to Sell any Shares or Related Securities currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by the undersigned or such Family Member,

•	enter into any Swap,

•	make any demand for, or exercise any right with respect to, the registration under the Securities Act of the offer and sale of any Shares or Related Securities, or cause to be filed a registration statement, prospectus or prospectus supplement (or an amendment or supplement thereto) with respect to any such registration, or

•	publicly announce any intention to do any of the foregoing.

The foregoing will not apply to the registration of the offer and sale of the Shares, and the sale of the Shares to the underwriters, in each case as contemplated by the Underwriting Agreement. In addition, the foregoing restrictions shall not apply to (a) the transfer of Shares or Related Securities by gift, or by will or intestate succession to a Family Member or to a trust whose beneficiaries consist exclusively of one or more of the undersigned and/or a Family Member, (b) pursuant to a court order in respect of, or by operation of law as a result of, a divorce, or (c) if the undersigned is a non-individual, transfer of Shares or Related Securities to any affiliate (as such term is defined in Rule 405 of the Securities Act), limited partners, general partners, limited liability company members, trust beneficiaries or stockholders of the undersigned, or, if the undersigned is a corporation, to any wholly owned subsidiary of such corporation, if, in any such case, such transfer is not for value; provided, however, that in any such case, it shall be a condition to such transfer or disposition that:

•	each transferee executes and delivers to the Representatives an agreement in form and substance satisfactory to the Representatives stating that such transferee is receiving and holding such Shares and/or Related Securities subject to the provisions of this letter agreement and agrees not to Sell or Offer to Sell such Shares and/or Related Securities, engage in any Swap or engage in any other activities restricted under this letter agreement except in accordance with this letter agreement (as if such transferee had been an original signatory hereto); and

•	prior to the expiration of the Lock-up Period, no public disclosure or filing under the Exchange Act by any party to the transfer (donor, donee, transferor or transferee) shall be required, or made voluntarily, reporting a reduction in beneficial ownership of Shares in connection with such transfer.

Furthermore, notwithstanding the restrictions imposed by this letter agreement, the undersigned may (i) transfer Shares to the Company upon the exercise of options or warrants during the Lock-up Period to cover tax withholding obligations in connection with such exercise or for the primary purpose of paying the exercise price of options or warrants to acquire Shares, in each case pursuant to a stock option, stock bonus or other stock plan or arrangement or warrants existing as of the date hereof or described in the Prospectus (as defined in the Underwriting Agreement) and any Shares acquired upon such exercise shall remain subject to this letter agreement, provided that if the undersigned is required to file a report under the Exchange Act related thereto, such report shall include a statement to the effect that the filing relates to the “net” or “cashless” exercise of options to purchase shares of common stock for the purpose of exercising such options, including, if applicable, the payment of taxes due as a result of such exercise, (ii) establish a trading plan pursuant to Rule 10b5-1 of the Exchange Act, provided that no sales or other dispositions of Shares or Related Securities may occur under such plan during the Lock-up Period and no public announcement or filing under the Exchange Act regarding the establishment of such plan shall be required or made during the Lock-up Period, (iii) the transfer of the undersigned’s Shares or Related Securities pursuant to a sale of or an offer to purchase more than 50% of the voting stock of the Company, whether pursuant to a merger, tender offer or otherwise, to a third party or group of third parties, provided that in the event that such merger, tender offer or other transaction is not consummated, such Shares or Related Securities held by the undersigned shall remain subject to the restrictions on transfer set forth herein, (iv) transfer or dispose of Shares or Related Securities acquired in open market transactions after the completion of the Offering, or (v) transfer or dispose of Shares or Related Securities acquired in the Offering; provided that in the case of (i) above, if the undersigned is required to make a filing under the Exchange Act reporting a reduction in beneficial ownership of Shares during the Lock-up Period, the undersigned shall include a statement describing the purpose of the transaction, provided further, that in the case of (iv) and (v) above, no filing under Section 16(a) of the Exchange Act shall be required or voluntarily made by the undersigned in connection with such transfer during the Lock-up Period.

If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing provisions shall be equally applicable to any Company-directed Shares the undersigned may purchase or otherwise receive in the Offering (including pursuant to a directed share program).

In addition, if the undersigned is an officer or director of the Company, (i) the Lock-Up Party Banks agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Shares, the Lock-Up Party Banks will notify the Company of the impending release or waiver, and (ii) the Company (in accordance with the provisions of the Underwriting Agreement) will announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Lock-Up Party Banks hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if both (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this letter agreement that are applicable to the transferor to the extent and for the duration that such terms remain in effect at the time of the transfer.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of Shares or Related Securities held by the undersigned and the undersigned’s Family Members, if any, except in compliance with the foregoing restrictions.

In the event that, during the Lock-up Period, the Lock-Up Party Banks grant a discretionary release or waiver of Shares or Related Securities to (i) an officer or director of the Company or (ii) any stockholder of the Company who has executed and delivered to the Lock-Up Party Banks a copy of this agreement and beneficially owns (as such term is defined in Rule 13d-3 under the Exchange Act) 5% or more of the outstanding Shares, calculated as of the closing of the Offering (each, a “Released Party”), then the Lock-Up Party Banks shall be deemed to have also released or waived, on the same terms and conditions, if any, the prohibitions set forth in this agreement that would otherwise have applied to the undersigned on a pro-rata basis with respect to the same proportion (determined as a percentage) of the undersigned’s Shares or Related Securities as (x) the aggregate amount of Shares and Related Securities of the Released Party subject to the release or waiver bears to (y) the aggregate amount of shares of Shares and Related Securities held by the Released Party at the time of the release or waiver. The provisions of this paragraph will not apply: (i) unless and until the Lock-Up Party Banks have first released or waived more than 1% of the Company’s total outstanding Shares (determined as of the closing date of the Offering for, and giving effect to, the Offering) in the aggregate from such prohibitions; (ii) (a) if the release or waiver is effected solely to permit a transfer not involving a disposition for value and (b) the transferee has agreed in writing to be bound by the same terms described in this agreement for the duration of the Lock-up Period; or (iii) if the release or waiver is granted to a holder of Shares or Related Securities in connection with an underwritten public offering, whether or not such offering is wholly or partially a secondary offering, of Shares pursuant to a registration statement under the Securities Act, provided, that in the event of any release or waiver pursuant to this clause (iii), the same percentage of the undersigned’s Shares or Related Securities (determined as set forth above) shall be released, but only for the purpose of participating in such public offering. In the event that, as a result of this paragraph, any Shares or Related Securities held by the undersigned are to be released or waived from the restrictions imposed by this agreement, the Lock-Up Party Banks shall notify the Company two business days prior to the effective date of such release or waiver, and the Company, in turn, shall use commercially reasonable efforts notify the undersigned within one business day thereafter that the same percentage of aggregate Shares or Related Securities held by the undersigned has been released or waived from the restrictions set forth in this agreement; provided, that the failure to give any such notice to the Company or the undersigned shall not give rise to any claim or liability against the Underwriters, including the Lock-Up Party Banks.

With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of the offer and sale of any Shares and/or any Related Securities owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

The undersigned confirms that the undersigned has not, and has no knowledge that any Family Member has, directly or indirectly, taken any action designed to or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Shares. The undersigned will not, and will cause any Family Member not to take, directly or indirectly, any such action.

Whether or not the Offering occurs as currently contemplated or at all depends on market conditions and other factors. The Offering will only be made pursuant to the Underwriting Agreement, the terms of which are subject to negotiation between the Company and the underwriters.

This letter agreement shall automatically terminate and be of no further effect upon the earliest to occur, if any, of (i) the Representatives, on the one hand, or the Company, on the other hand, advising the other party in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Offering, (ii) the termination of the Underwriting Agreement before the sale of Shares to the underwriters, (iii) the registration statement filed with the Securities and Exchange Commission with respect to the Offering is withdrawn, and (iv) December 31, 2017, in the event that the Underwriting Agreement has not been executed by such date (provided that the Company may by written notice to the undersigned prior to December 31, 2017, extend such date for a period of up to three additional months).

The undersigned hereby represents and warrants that the undersigned has full power, capacity and authority to enter into this letter agreement. This letter agreement is irrevocable and will be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.

This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

/s/ Abhay Gandhi
Signature

Abhay Gandhi
Printed Name of Person Signing

(Indicate capacity of person signing if signing as custodian or trustee, or on behalf of an entity)

Annex A

Certain Defined Terms

Used in Lock-up Agreement

For purposes of the letter agreement to which this Annex A is attached and of which it is made a part:

•	“Call Equivalent Position” shall have the meaning set forth in Rule 16a-1(b) under the Exchange Act.

•	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

•	“Family Member” shall mean the spouse of the undersigned, an immediate family member of the undersigned or an immediate family member of the undersigned’s spouse, in each case living in the undersigned’s household or whose principal residence is the undersigned’s household (regardless of whether such spouse or family member may at the time be living elsewhere due to educational activities, health care treatment, military service, temporary internship or employment or otherwise). “Immediate family member” as used above shall have the meaning set forth in Rule 16a-1(e) under the Exchange Act.

•	“Lock-up Period” shall mean the period beginning on the date hereof and continuing through the close of trading on the date that is 180 days after the date of the Prospectus (as defined in the Underwriting Agreement).

•	“Put Equivalent Position” shall have the meaning set forth in Rule 16a-1(h) under the Exchange Act.

•	“Related Securities” shall mean any options or warrants or other rights to acquire Shares or any securities exchangeable or exercisable for or convertible into Shares, or to acquire other securities or rights ultimately exchangeable or exercisable for or convertible into Shares.

•	“Securities Act” shall mean the Securities Act of 1933, as amended.

•	“Sell or Offer to Sell” shall mean to:

•	sell, offer to sell, contract to sell or lend,

•	effect any short sale or establish or increase a Put Equivalent Position or liquidate or decrease any Call Equivalent Position

•	pledge, hypothecate or grant any security interest in, or

•	in any other way transfer or dispose of,

in each case whether effected directly or indirectly.

•	“Swap” shall mean any swap, hedge or similar arrangement or agreement that transfers, in whole or in part, the economic risk of ownership of Shares or Related Securities, regardless of whether any such transaction is to be settled in securities, in cash or otherwise.

Capitalized terms not defined in this Annex A shall have the meanings given to them in the body of this lock-up agreement.

Exhibit B

Directors, Officers and Others

Signing Lock-up Agreement

Directors and Nominee:

Mette Kirstine Agger

Dorothy Coleman

Abhay Gandhi

Jack A. Khattar

Kush M. Parmar M.D., Ph.D.

Leonard D. Schaeffer

Jonathan T. Silverstein

Klaus Veitinger

Officers:

John Tucker

Abraham Ceesay

Troy Ignelzi

Others:

Pieter Muntendam

5AM Ventures

Lundbeckfond Invest A/S

OrbiMed Private Investments VI, L.P.

Sun Pharmaceutical Industries, Inc.

[All other securityholders of the Company]